August 3, 2012

VIA EDGAR

Securities and Exchange Commission

Investment Company Division
100 F. Street, N.E.
Washington, DC 20549

Attention: Office of Filings, Information & Consumer Services

Re:             Fifth Third Funds (the “Trust”)
(File Nos. 33-24848 and 811-05699)

To the Commission:

The Supplement is being filed to submit exhibits containing interactive data format management summary information that mirrors (i) the principal investment strategies summary information for the Fifth Third LifeModel Aggressive Fund; (ii) the principal investment strategies summary information in for the Fifth Third LifeModel Moderately Aggressive Fund; (iii) the principal investment strategies summary information for the Fifth Third LifeModel Moderate Fund; (iv) the principal investment strategies summary information for the Fifth Third LifeModel Moderately Conservative Fund; (v) the principal investment strategies summary information for the Fifth Third LifeModel Conservative Fund; and (vi) the performance summary information for the Fifth Third Strategic Income Fund, each in the Supplement dated July 13, 2012 to the Prospectus dated November 23, 2011 for the Fifth Third Funds, as filed electronically via EDGAR with the Securities and Exchange Commission on July 13, 2012 (Accession # 0001534424-12-000114).

If you have any questions concerning this filing, you may contact me at (617) 662-3969.

Very truly yours,

/s/ Francine S. Hayes

Francine S. Hayes

Vice President and Managing Counsel

cc:      Shannon King